UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange act of 1934

Date of Report (Date of earliest event reported):
  August 1, 2014

PLANTRONICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-12696	77-0207692
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

345 Encinal Street
Santa Cruz, California 95060
(Address of Principal Executive Offices including Zip Code)

(831) 426-5858
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On August 1, 2014, at the Annual Meeting (as defined below) of Plantronics, Inc. ("Company"), the Company's stockholders approved an amendment to the Company's 2002 Employee Stock Purchase Plan ("ESPP") increasing the number of shares of common stock issuable thereunder by 300,000.
A copy of the ESPP, as amended and restated is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company's 2014 Annual Meeting of Stockholders ("Annual Meeting") was held on August 1, 2014. At the Annual Meeting, 40,217,362 shares of common stock of the Company were present in person or by proxy.
At the Annual Meeting, the Company's stockholders voted on the following proposals: (1) elect seven directors; (2) approve an amendment to the Company's 2002 Employee Stock Purchase Plan ("ESPP") increasing the number of shares of common stock issuable thereunder by 300,000; (3) ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal year 2015; and (4) approve, on an advisory basis, the compensation of the Company's named executive officers.
The results of the voting were as follows:
Proposal No. 1: The following directors were elected to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified:

Nominee	For	Against	Abstain	Broker Non-Votes

Marv Tseu	37,935,615	270,591	295,976	1,715,180
Ken Kannappan	38,335,315	36,703	130,164	1,715,180
Brian Dexheimer	38,144,751	208,882	148,549	1,715,180
Robert Hagerty	38,162,551	170,793	168,838	1,715,180
Gregg Hammann	38,157,990	195,433	148,759	1,715,180
John Hart	38,087,106	233,814	181,262	1,715,180
Marshall Mohr	38,136,396	183,960	181,826	1,715,180

Proposal No. 2: The results of the vote to approve the amendment to the Company's ESPP were:

For	Against	Abstain	Broker Non-Votes
37,817,029	676,993	8,160	1,715,180

Proposal No. 3: The results of the vote on ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal year 2015 were:

For	Against	Abstain	Broker Non-Votes
39,881,211	329,468	6,683	—

Proposal No. 5: The results of the advisory vote to approve the compensation of the Company's named executive officers were:

For	Against	Abstain	Broker Non-Votes
35,912,644	2,506,290	83,248	1,715,180

Item 9.01 Financial Statements and Exhibits

The following exhibits are filed as part of this report.

Exhibit Number	Description

10.1	Plantronics, Inc. 2002 Employee Stock Purchase Plan, amended and restated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2014	PLANTRONICS, INC.

	By:	/s/ Richard R. Pickard
	Name:	Richard R. Pickard
	Title:	Vice President - Legal, General Counsel and Secretary